SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS (Details) [Abstract]
SUBSEQUENT EVENTS
27.	SUBSEQUENT EVENT

On January 26, 2012, the Company entered into a definitive agreement to acquire Solutia Inc. ("Solutia"), a global leader in performance materials and specialty chemicals.  Under the terms of the agreement, Solutia stockholders will receive $22.00 in cash and 0.12 shares of Eastman common stock for each share of Solutia common stock, a total transaction value of approximately $4.7 billion, as of January 26, 2012, including the assumption of Solutia's debt.  The transaction is subject to approval by Solutia's shareholders and receipt of required regulatory approvals as well as other customary closing conditions.  The transaction is expected to close in mid-2012.